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                 LTD. #2 FOR THE YEAR ENDED DECEMBER 31, 1995.

                             USA GOLF CENTERS, LTD. 2
                         (A CALIFORNIA LIMITED PARTNERSHIP)




                                                  FINANCIAL STATEMENTS
                                                  Year Ended December 31, 1995


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                        USA GOLF CENTERS, LTD. 2
                    (A CALIFORNIA LIMITED PARTNERSHIP)





                                ------------------------------------------------
                                                            FINANCIAL STATEMENTS
                                                    Year Ended December 31, 1995



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                                  USA GOLF CENTERS, LTD. 2
                           (A CALIFORNIA LIMITED PARTNERSHIP)

                                          CONTENTS

-----------------------------------------------------------------------------


     Independent Auditors' Report                                     3

     Financial Statements

          Balance sheet                                               4

          Statement of income                                         5

          Statement of partners' capital                              6

          Statement of cash flows                                     7

     Summary of Accounting Policies                                 8-9

     Notes to Financial Statements                                10-11


                                        2

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                            INDEPENDENT AUDITORS' REPORT


Partners
USA Golf Centers, Ltd. 2
Newport Beach, California

We have audited the accompanying balance sheet of USA Golf Centers, Ltd. 2, a California limited partnership, as of December 31, 1995 and the related statements of income, partners' capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USA Golf Centers, Ltd. 2 at December 31, 1995 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


December 5, 1996

                                          3
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                                                                   DECEMBER 31,
                                                                       1995
                                                                    -----------
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                              $ 41,765
Prepaid expenses                                                         10,137
                                                                       --------
Total current assets                                                     51,902

Leasehold improvements and equipment (Note 2)                           918,108

Deposits                                                                 24,000
                                                                       --------


Total assets                                                           $994,010
                                                                       ========




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                                  USA GOLF CENTERS, LTD. 2
                              (A CALIFORNIA LIMITED PARTNERSHIP)


                                         BALANCE SHEET

------------------------------------------------------------------------------
                                                           DECEMBER 31,
                                                              1995
                                                           -----------

LIABILITIES AND PARTNERS' CAPITAL

CURRENT LIABILITIES
Note payable to related party (Note 3)                     $ 84,024
Accounts payable                                             30,394
                                                           --------
Total current liabilities                                   104,418
Deferred rent                                                63,749
                                                           --------

Total liabilities                                           168,167

Commitments (Note 4)
Subsequent event (Note 7)

Partners' capital                                           825,843
                                                           --------

Total liabilities and partners' capital                    $994,010
                                                           ========

           See accompanying summary of accounting policies and notes to financial statements.

                                         4

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                                USA GOLF CENTERS, LTD. 2
                            (A CALIFORNIA LIMITED PARTNERSHIP)


                                    STATEMENT OF INCOME
------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                                  1995
                                                        ----------------------
REVENUE                                                         $ 600,105
                                                                ---------
OPERATING EXPENSES
  Depreciation and amortization                                   138,403
  Salaries and benefits                                           121,950
  Ground lease                                                     84,535
  Utilities                                                        41,827
  Golf balls                                                       32,342
  Professional fees                                                26,560
  Rent                                                             23,008
  Repairs and maintenance                                          20,434
  Management fee                                                   18,000
  Advertising                                                      15,399
  Insurance                                                        14,576
  Supplies                                                         12,745
  Administration                                                    7,183
  Equipment                                                         6,243
  Interest                                                          4,545
  Other expenses                                                    1,457
  Property taxes                                                    1,176
  Security                                                            832
                                                                ---------

Total operating expenses                                          571,215
                                                                ---------

NET INCOME                                                      $  28,890
                                                                ==========


        See accompanying summary of accounting policies and notes to financial statements.

                                   5

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                               USA GOLF CENTERS, LTD. 2
                         (A CALIFORNIA LIMITED PARTNERSHIP)


                            STATEMENT OF PARTNERS' CAPITAL
------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                                   1995
                                                        ----------------------
PARTNERS' CAPITAL, January 1, 1995                              $ 948,203

  Cash distributions                                             (151,250)

  Net income for the year                                          28,890
                                                                ---------

PARTNERS' CAPITAL, December 31, 1995                            $ 825,843
                                                                =========

      See accompanying summary of accounting policies and notes to financial statements.


                                   6


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                        USA GOLF CENTERS, LTD. 2
                   (A CALIFORNIA LIMITED PARTNERSHIP)

                        STATEMENT OF CASH FLOWS

-------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS (NOTE 6)

                                                     YEAR ENDED DECEMBER 31,
                                                             1995
                                                     ----------------------

CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                 $  28,890
 Adjustments to reconcile net income to net cash
  provided by operating activities:
   Depreciation and amortization                              138,403
   Changes in operating assets and liabilities:
    Prepaid expenses                                             (510)
    Accounts payable                                           15,398
    Deferred rent                                              13,575
                                                            ---------
Net cash provided by operating activities                     195,756
                                                            ---------
CASH FLOWS FROM INVESTING ACTIVITIES
 Capital expenditures                                         (28,001)
                                                            ---------
CASH FLOWS FROM FINANCING ACTIVITIES
 Proceeds from related party debt                           $  38,000
 Principal payments on related party debt                     (20,050)
 Cash distributions                                          (151,250)
                                                            ---------
Net cash used in financing activities                        (133,300
                                                            ---------
Net increase in cash and cash equivalents                      34,455

CASH AND CASH EQUIVALENTS, beginning of year                    7,310
                                                            ---------
CASH AND CASH EQUIVALENTS, end of year                      $  41,765
                                                            =========



       See accompanying summary of accounting policies and notes to financial statements.

                                    7


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                        USA GOLF CENTERS, LTD. 2
                   (A CALIFORNIA LIMITED PARTNERSHIP)

                     SUMMARY OF ACCOUNTING POLICIES

-------------------------------------------------------------------------------

PRINCIPLES              The accounts are maintained on the accrual basis of
OF ACCOUNTING           accounting in accordance with generally accepted
                        accounting principles. These financial statements include only items relating to the business of the Partnership.

CASH EQUIVALENTS        For the purpose of the statement of cash flows, the
                        Partnership considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

LEASEHOLD               Leasehold improvements and equipment are stated at cost
IMPROVEMENTS            and are depreciated using the double declining method
AND EQUIPMENT           over the following estimated useful lives;

                                                                ESTIMATED
                        CLASSIFICATION                         USEFUL LIFE
                        --------------                         -----------
                        Leasehold improvements                  15 years
                        Machinery and Equipment                  7 years


PROVISION               Income taxes have not been provided for in these
FOR TAXES               financial statements. All profits, losses and credits
                        flow through to the partners and are recognized on their respective income tax returns.

ALLOCATION OF           Operating profits of the Partnership are allocated as
PROFITS AND             follows: (1) to the extent of previous losses, (2) to
LOSSES                  the extent and in the proportion that cash has been
                        distributed to the partners during the year, (3) to the extent of any accrued but unpaid preferred return,
                        (4) any excess is allocated 75% to the limited partners and 25% to the general partner until all the limited partners have received their cash capital plus 12% on original capital, and (5) 25% to limited partners and 75% to the general partner thereafter.

                                   8



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                        USA GOLF CENTERS, LTD. 2
                   (A CALIFORNIA LIMITED PARTNERSHIP)

                     SUMMARY OF ACCOUNTING POLICIES

-------------------------------------------------------------------------------

ALLOCATION OF           Profits from disposition are distributed in a similar
PROFITS AND             manner as operating profits except under item (4)
LOSSES                  above the excess profits are disbursed 50% to the
(CONTINUED)             limited partners and 50% to the general partner.

                        Losses are allocated in a similar manner to items (1) and (2) above and thereafter losses shall be allocated as net cash flow is allocated.

USE OF ESTIMATES        The preparation of financial statements in conformity
                        with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF           The carrying amount of cash, accounts payable and note
FINANCIAL               payable are believed by the Partnership's management to
INSTRUMENTS             be reasonable estimates of their fair value.


                                      9




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                        USA GOLF CENTERS, LTD. 2
                   (A CALIFORNIA LIMITED PARTNERSHIP)

                     NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1. ORGANIZATION         USA Golf Centers, Ltd. 2, a California limited
                        partnership (the "Partnership"), was formed on September 24, 1992. The Partnership entered into a fifteen-year ground lease for the purpose of developing and operating a golf driving range in the city of Westminster, California.

2. LEASEHOLD                                                     DECEMBER 31,
   IMPROVEMENTS                                                     1995
   AND EQUIPMENT                                                 -----------
                        Leasehold improvements                    $1,008,523
                        Machinery and equipment                      304,808
                                                                  ----------
                        Less accumulated depreciation              1,313,331
                                                                     395,223
                                                                  ----------
                                                                  $  918,108
                                                                  ==========

3. NOTE PAYABLE         The note payable to related party is an unsecured note
   TO RELATED PARTY     payable to a partner, payable in monthly installments
                        of $2,850 including interest at 10% per annum.

4. COMMITMENTS          The Partnership leases the land on which its golf range
                        is located under a 15-year operating lease which expires in 2008. The monthly rent is increased annually by a minimum of 104% and a maximum of 108% of the minimum annual rent payable for the year prior to such adjustment, with additional rent in an amount equal to the difference between the minimum annual rent payable for each calendar quarter and 11.5% of the Partnership's gross sales. The Partnership pays all taxes and insurance on the property.

                        Future minimum annual lease payments for the land lease are as follows:

                               YEAR                               AMOUNT
                              ------                            ----------
                               1996                             $   73,350
                               1997                                 75,931
                               1998                                 78,512
                               1999                                 81,093
                               2000                                 83,674
                            Thereafter                             700,184
                                                                ----------
                                                                $1,092,744
                                                                ==========

                        USA GOLF CENTERS, LTD. 2
                   (A CALIFORNIA LIMITED PARTNERSHIP)

                      NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

4. COMMITMENTS          The Partnership uses certain equipment under operating
   (CONTINUED)          leases for the operation of the golf range. Those
                        leases expire between one and five years.

                        Future minimum annual lease payments for the equipment leases are as follows:


                               YEAR                               AMOUNT
                              ------                            ----------
                               1996                             $   57,850
                               1997                                 60,444
                               1998                                 61,862
                               1999                                 45,650
                               2000                                 42,839
                            Thereafter                               2,400
                                                                ----------
                                                                $  271,045
                                                                ==========

5. SUPPLEMENTAL         Supplemental disclosures of cash flow information:
   DISCLOSURES OF
   CASH FLOW                                           YEAR ENDED DECEMBER 31,
   INFORMATION                                                  1995
                                                       ----------------------
                        Cash paid during the year for:
                          Interest                              $    4,545
                                                                ==========
                          Income taxes                          $      800
                                                                ==========

6. RELATED PARTY        Management fees of $18,000 included in operating
   TRANSACTIONS         expenses were paid to the general partner during the
                        year ended December 31, 1995. These fees were paid under a management fee agreement whereby the general partner is paid the higher of 3% of gross monthly sales or $1,500 per month.

7. SUBSEQUENT           On September 30, 1996, the Partnership sold all of its
   EVENT                improvement, leasehold interests and equipment to
                        Family Golf Center for $1,500,000. The sale was for cash subject to a $50,000 hold back for any contingencies. The Partnership will be dissolved in 1996 upon receiving the remaining funds in accordance with the terms of the partnership agreement.


                                      11